SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2004

TRINITY INDUSTRIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	1-6903 (Commission File No.)	75-0225040 (IRS Employer Identification No.)

2525 Stemmons Freeway, Dallas, Texas (Address of principal executive offices)	75207-2401 (Zip Code)

Registrant’s telephone number, including area code: (214) 631-4420

Item 5. Other Events

     On March 15, 2004 the Registrant issued a press release announcing litigation settlement with Florida Marine Transporters, Inc.

Item 7. Financial Statements, ProForma Financial Information and Exhibits

     (c) Exhibits

Exhibit 99.1 — News Release of Registrant dated March 15, 2004 with respect to litigation settlement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY INDUSTRIES, INC.
March 16, 2004	By:	Date:/s/ Michael G. Fortado
Michael G. Fortado
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	News Release of Registrant dated March 15, 2004 with respect to litigation settlement.